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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934
                        Date of Report (Date of Earliest
                        Event Reported): August 3, 2001
                          Commission File No. 000-28243

                                PARTS.COM, INC.
                                ---------------

               NEVADA                                     88-0344869
               ------                                     ----------
    (State or Other Jurisdiction                         (IRS Employer
  of Incorporation or Organization)                    Identification No.)


        121 EAST FIRST STREET
          SANFORD, FLORIDA                                   32771
        ---------------------                              ---------
(Address of Principal Executive Offices)                   (Zip Code)


              Registrant's telephone number:       (407) 302-1314
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ITEM 5. OTHER EVENTS

On August 3, 2001, the Board of Directors accepted the extension until September 4, 2001 of the Convertible Promissory Note of July 20, 2001. No compensation was required for the extension. Further terms and extensions of the Note are being negotiated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PARTS.COM, INC.

August 3, 2001                                     By: /s/ Shawn D. Lucas
                                               --------------------------------
                                                   Shawn D. Lucas, President,
                                                   Chairman and Co-CEO